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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS





We consent to the use of our report dated august 16, 2000, with respect to the consolidated financial statements of Metro Global Media, Inc. and Subsidiaries for the year ended May 27, 2000, included in this Form 10-KSB/A.



New York, NY
February 13, 2001                                    Imowitz Koenig & Co., LLP